                                                                   Exhibit 10.42


                              THIRD LOAN AGREEMENT

                               Dated July 26, 2000


                        GENAISSANCE PHARMACEUTICALS, INC.


                                       AND


                      CONNECTICUT INNOVATIONS, INCORPORATED


                              LOCATION OF PROPERTY:

                                Five Science Park
                             New Haven, Connecticut


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                                    CONTENTS


ARTICLE                                                                 Page

1        Particular Terms and Definitions                                  4

2        Loan Advances                                                     8

3        Representations and Warranties of Borrower                        9

4        Covenants of Borrower                                            11

5        Conditions Precedent to Lender's Obligation                      15
         to Make First Advance

6        Conditions of Lender's Obligation to Make                        18
         Advances after the First Advance

7        Events of Default                                                18

8        General Conditions                                               20

         Exhibit A - Budget

         Exhibit B - Permitted Encumbrances

         Exhibit C - Schedule of Plans and Specifications

         Exhibit D - Legal Description

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                                 LOAN AGREEMENT


           This Loan Agreement is dated as of the 26th of July, 2000 by and between CONNECTICUT INNOVATIONS, INCORPORATED with an address at 999 West Street, Rocky Hill, Connecticut (hereafter referred to "Lender") and GENAISSANCE PHARMACEUTICALS, INC. with an address at Five Science Park, New Haven, Connecticut (hereinafter referred to as "Borrower").


                              W I T N E S S E T H :

         WHEREAS, Lender and Borrower entered into that Loan Agreement dated September 15, 1998 (the "First Loan Agreement") pursuant to which Lender loaned to Borrower the principal amount of $950,000, and Borrower is indebted to Lender for said amount, as evidenced by the promissory note of Lender dated September 15, 1998 in said principal amount (referred to herein as the "First Note");

         WHEREAS, Lender and Borrower entered into that Loan Agreement dated December 1, 1999 (the "Second Loan Agreement") pursuant to which Lender loaned to Borrower the principal amount of $2,720,000, and Borrower is indebted to Lender for said amount, as evidenced by the promissory note of Lender dated December 1, 1999 in said principal amount (referred to herein as the "Second Note");

         WHEREAS, Borrower has requested Lender to make available to it an additional loan in an amount not to exceed $1,500,000 (the "Third Loan") to construct additional leasehold improvements on the Premises (as defined herein);

         WHEREAS, Borrower will undertake the additional leasehold improvements in (i) approximately 6,470 rentable square feet in the East Wing in the rear of the first floors of Building 5 North, (ii) approximately 9,112 rentable square feet in the East Wing of Building 5 South, (iii) 4,083 rentable square feet on the third floor of the West Wing of Building 5 North, (iv) 185 rentable square feet on the third floor of Building 5 South, and (v) walkway connector between the first floor East Wing of Buildings 5 North and South in Science Park, New Haven, Connecticut consisting of an area of approximately 19,850 rentable square feet (the "Third Amendment Improvements");

         WHEREAS, the obligations of Borrower to Lender with respect to the Third Loan are evidenced by its promissory note in the original principal amount of $1,500,000 dated of even date herewith (referred to herein as the "Third Note" together with the "Second Note" and the First Note, the "Notes"); and

         WHEREAS, the Notes are secured, INTER ALIA, by a Second Amended and Restated Open-End Leasehold Mortgage, Security Agreement and Financing Statement (Construction Mortgage) of even date herewith from Borrower to Lender on the Premises; and

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         WHEREAS, in consideration for making the Third Loan and in order to more fully set forth the terms and conditions on which advances on account of the Third Loan may be made, Borrower and Lender have entered into this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:


                                    ARTICLE 1
                        PARTICULAR TERMS AND DEFINITIONS


                        PARTICULAR TERMS AND DEFINITIONS

         As used in this Agreement, the following terms shall have the respective meanings indicated opposite each of them:


"Additional Available Amounts"           The funds determined by Lender to be
                                         available to Borrower from other
                                         sources to pay for the design,
                                         engineering, procurement and
                                         construction of Improvements.

"Aggregate Change Order Amount"          $100,000

"Architect"                              Svigals Associates (or any successor
                                         engaged by Borrower with the consent
                                         of Lender).

"Borrower"                               Genaissance Pharmaceuticals,  Inc., a
                                         Delaware corporation with its
                                         principal place of business at Five
                                         Science Park, New Haven, Connecticut
                                         06511

"Borrower's Interest"                    The leasehold interest of the Borrower
                                         in the Premises and Borrower's
                                         ownership of the Improvements.

"Budget" The budget annexed as EXHIBIT A, as amended from time to time with Lender's approval.

"Change Order Amount"                    $10,000

"Change Orders"                          Any amendments or modifications to the
                                         Budget, the Plans, the General
                                         Contracts or any Subcontract.

"Closing"                                The time of the execution and delivery
                                         hereof by Borrower and Lender.

"Collateral Assignments"                 The several collateral assignments
                                         from Borrower to Lender, and dated
                                         July __, 2000 of the agreements
                                         between the Architect and Borrower, the
                                         General Contractor and Borrower, and
                                         Borrower's Permits and the related
                                         consents by the Architect and General
                                         Contractor for the Improvements.

"Commitment"                             Letter dated June 2, 2000, from Lender
                                         to Borrower.

"Completion Date"                        The Completion Date shall be a date no
                                         later than April 1, 2001.

"Environmental Indemnity Agreement"      The Environmental Indemnity dated of
                                         even date herewith.

"Event of Default"                       The occurrence of any one of the
                                         events in Article 7 of this Agreement.

"First Loan"                             The loan from Lender to Borrower in
                                         the principal amount of $950,000,
                                         evidenced by the First Note.

"General Contract"                       The contract having a Guaranteed
                                         Maximum Price equal to or less than
                                         $2,619,411, between Borrower and the
                                         General Contractor for Improvements
                                         dated July __, 2000, as amended from
                                         time to time with the Lender's
                                         approval.

"General Contractor"                     The Fusco Corporation (or any
                                         successor engaged by Borrower with the
                                         consent of Lender).


"Governmental Authority"                 The United States, the State of
                                         Connecticut, the City of New Haven,
                                         and any political subdivision
                                         thereof, and any agency, department,
                                         commission, board, bureau or
                                         instrumentality of any of them.

"Improvements"                           The Improvements, EXCLUDING, HOWEVER,
                                         the Leased Lab Equipment and the
                                         Landlord's Interior Work, as defined
                                         and referred to in the Lease.

"Landlord"                               Science Park Development Corporation, a
                                         Connecticut corporation with its
                                         principal place of business at Five
                                         Science Park, New Haven, CT 06511

"Lease" That Lease dated as of September 15, 1998, as amended by the First Lease Amendment, Second Lease Amendment and Third Lease Amendment between Landlord and Borrower regarding the Premises.

"Leased Lab Equipment"                   The kitchen appliances, laboratory
                                         equipment, laboratory fume hoods,
                                         laboratory casework and the controlled
                                         environment room, identified as such
                                         in the Budget.

"Lender" Connecticut Innovations, Incorporated, a body politic and corporate constituting a public instrumentality and political subdivision of the State of Connecticut having a place of business at 999 West Street, Rocky Hill, Connecticut 06067

"Lender's Counsel Fees"                  The fees of Lender's counsel for
                                         services rendered to the closing in
                                         connection with or arising out of
                                         the Loan.

"Loan Documents"                         All documents, including collateral
                                         pledges and assignments, which
                                         evidence or secure the First Loan, the
                                         Second Loan, and the Third Loan
                                         including, without limitation, the
                                         First Loan Agreement, the Second Loan
                                         Agreement, Notes, Mortgage,
                                         Collateral Assignments, Environmental
                                         Indemnity Agreements and this
                                         Agreement.

"Local Authority"                        Any Governmental Authority which
                                         exercises jurisdiction over the
                                         Premises or construction thereon.

"Major Subcontract"                      Any Subcontract between the General
                                         Contractor and a Subcontractor with
                                         respect to work with a value in excess
                                         of $50,000.

"Major Subcontractor"                    Any party, other than the General
                                         Contractor, to a Major Subcontract.

"Mortgage"                               The Second Amended and Restated
                                         Open-End Leasehold Mortgage,
                                         Security Agreement and Financing
                                         Statement (Construction Mortgage)
                                         dated of even date herewith made by
                                         Borrower to secure the Notes, to be
                                         recorded on the New Haven, Connecticut
                                         Land Records.

"Mortgaged Property"                     The property defined as the "Mortgaged
                                         Property" in the Mortgage.

"Permitted Encumbrances"                 Those items set forth on EXHIBIT B.

"Plans" The plans and specifications for the construction of the Improvements prepared by the Architect, and approved as required herein, which plans and specifications for Improvements are set forth on EXHIBIT C, and all amendments and modifications thereof made by approved Change Orders. The term shall include the plans and specifications for segments of the Improvements.

"Premises"                               The Original Premises, First Amendment
                                         Space (as defined in the Lease), the
                                         Third Amendment Space, and Additional
                                         Space (all as defined in the Lease) as
                                         more fully described in EXHIBIT D
                                         hereof.

"Request for Advance"                    A statement of Borrower setting forth
                                         the amount sought in such form and
                                         manner as the Lender may request, which
                                         statement shall contain, or if not so
                                         contained, shall be deemed an
                                         affirmation that the representations
                                         and warranties of Article 2 remain true
                                         and correct and that there is no Event
                                         of Default hereunder as of the date
                                         thereof and unless Lender is notified
                                         to the contrary prior to the
                                         disbursement of the requested advance,
                                         will be so on the date thereof.

"Requirement or Local Requirement"       Any law, ordinance, order, rule or
                                         regulation of a Governmental Authority
                                         or a Local Authority respectively.

"Second Lease Amendment"                 That Second Amendment to Lease dated
                                         December 1, 1999.

"Second Loan"                            Up to $2,720,000.

"Second Note"                            The Note dated December 1, 1999, in the
                                         principal amount of the Second Loan
                                         made by Borrower to Lender.

"Soft Costs"                             Costs incurred by Borrower due to the
                                         Architect or Borrower's engineer in
                                         connection with the design,
                                         engineering, procurement and
                                         construction of the Improvements.

"Third Amendment Space Improvements"     The improvements to be made to the
                                         Third Amendment Space, including the
                                         Unimproved Space.

"Third Amendment Space"                  The portion of the Premises leased to
                                         Borrower pursuant to the Third Lease
                                         Amendment.

"Third Lease Amendment"                  That Third Amendment to Lease dated
                                         June 1, 2000.

"Third Loan"                             Up to $1,500,000

"Third Note"                             The Note dated the date hereof in the
                                         principal amount of the Third Loan to
                                         be made by Lender to Borrower.

"Title Insurer"                          Lawyers Title Insurance Corporation
                                         (or any other title insurance company)
                                         engaged by Borrower with the consent of
                                         Lender).

"Unimproved Space"                       That portion of the Third Amendment
                                         Space consisting of 4,083 rentable
                                         square feet on the third floor of the
                                         West Wing of Building 5 North, which
                                         space is not being improved or financed
                                         under this Loan Agreement.


                                    ARTICLE 2
                                  LOAN ADVANCES

         1. AMOUNT OF ADVANCES. Subject to the provisions of this Agreement, Lender will make and Borrower will accept, the Third Loan in an amount not to exceed the Third Note. The proceeds of the Third Loan shall be advanced as construction progresses with respect to the Third Amendment Space Improvements, whether or not said improvements are being constructed simultaneously, upon satisfaction of the conditions set forth in Articles 5 and 6 this Agreement, but not more frequently than once a month, in amounts which shall be determined for each trade as follows:

                  (a) the estimated total cost of the construction of the Third Amendment Space Improvements attributable to the line item in question as set forth on the Budgets, (which may be modified as permitted hereunder) multiplied by

                  (b) the percentage of completion of construction then attained by the appropriate line item in question, multiplied by

                  (c) 92.5%, less

                  (d) amounts theretofore advanced with respect to such line item.

         Notwithstanding the above, Lender agrees that the amounts advanced with respect to the items identified in the Budget as "General Conditions" or "Profit" shall be determined by using 100% as the multiplier under subparagraph
(c) above.

         2. PERCENTAGE OF COMPLETION. The percentage of completion of construction at any time and the estimated total cost of construction of the Third Amendment Space Improvements shall be determined by the Architect, exercising professional judgment. The portion of Third Loan proceeds not advanced during the course of construction shall be paid to Borrower upon satisfaction of the conditions for the receipt of the Final Advance set forth in
Article 6 hereof.

         3. DISBURSEMENT OF ADVANCES. All advances are to be made at the principal office of Lender, or at such other place as Lender may designate. Lender may, upon

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prior notice to Borrower, designate the Title Insurer or other entity or person to act as disbursement agent for Third Loan advances. Requests for Advances shall be submitted not less than five (5) days prior to the date of the requested advance.

         4. RESTRICTIONS ON ADVANCES. At no time shall Lender be obligated (i) to advance to Borrower more than what Borrower is then required to fund to the party seeking payment or, in the case of reimbursement, to the party seeking reimbursement; or (ii) to make a Third Loan advance if the undisbursed portion of the Third Loan plus Additional Available Amounts shall be deemed by Lender to be insufficient to pay for the completion of the Third Amendment Space Improvements; or (iii) to advance Third Loan proceeds in amounts which exceed, separately or in the aggregate, the individual line items set forth in the Budgets; PROVIDED, HOWEVER, that Borrower may increase a particular line item in the Budget by reducing a budgeted line item amount in another cost category in the Budget, or if Borrower demonstrates a cost savings in a line item or has unallocated funds from any cost category or contingency in the Budget, Borrower shall be permitted to use such cost savings or contingency funds to pay for cost overruns in other line items and cost categories in either Budget or (iv) to advance more than the actual cost incurred by Borrower with respect to the Improvements thus far completed; or (vi) to advance any Third Loan proceeds with respect to any Change Order which serves to increase the cost of construction for Third Amendment Space Improvements above $1,500,000 plus the Aggregate Change Order Amount, unless otherwise approved by the Lender.

         5. ADVANCES TO GENERAL CONTRACTOR OR ARCHITECT. Lender, at its option, may make advances directly to the General Contractor or the Architect, upon prior notice to Borrower, and the execution of this Agreement by Borrower shall, and hereby does, constitute an irrevocable direction and authorization to so advance the funds. No further direction or authorization from Borrower shall be necessary to warrant such direct advances and all such advances shall satisfy PRO TANTO the obligations of Lender hereunder and shall be secured by the Mortgage as fully as if made to Borrower, regardless of the disposition thereof by the General Contractor or the Architect. The making of any advance by Lender shall not be deemed an acceptance or approval by Lender (for the benefit of Borrower or any third party) of the work done or improvements constructed or renovated.

         6. OFF-SITE MATERIALS. Lender shall have no obligation to advance any of the Third Loan proceeds for materials not incorporated into the work unless such materials are securely stored on the site or otherwise procured and securely stored.


                                    ARTICLE 3
                   REPRESENTATIONS AND WARRANTIES OF BORROWER

         Borrower represents and warrants to and agrees with Lender that:

         1. EXISTENCE; LEASE. (a) Borrower has and will continue to have a valid leasehold interest in the Lease and has or will have when acquired by Borrower title to the Third Amendment Space Improvements, subject to no liens, encumbrances or restrictions, other than the Permitted Encumbrances and Landlord's rights pursuant to the Lease; (b) the Lease is in full force and effect and no default or event of default exists under the Lease; (c) except as may be provided in the Lease, there is not and will not be any contract or other obligation providing for or requiring Borrower to convey the Borrower's Interest to any party, and no party other than Borrower has any beneficial or equitable right, title or interest in the Premises, the Third Amendment Space Improvements or any part thereof; and (d) Borrower is a duly organized Delaware corporation, authorized to do business in the State of Connecticut, and has full power and authority to consummate the transactions contemplated in the Agreement.

         2. AUTHORIZATION. Borrower has taken all the action necessary to authorize the execution and delivery and performance of its obligations under this Agreement and the other Loan Documents.

         3. ADEQUACY OF PLANS. (a) The Plans are, or will be, satisfactory to Borrower, and, to the extent required by applicable law, by all appropriate Local Authorities. To Borrower's knowledge, there are no structural defects affecting the Premises except such as will be corrected pursuant to the Plans, and no violation of any Requirement or Local Requirement exists with respect to the Premises, and the anticipated use and operation of the Premises complies and will comply with all applicable zoning ordinances, regulations, environmental protection laws, and restrictive covenants affecting the Premises, and all Requirements and Local Requirements for such use and operation have been or will be satisfied.

                  (b) The list of preliminary plans for Third Amendment Space Improvements annexed hereto as EXHIBIT C is the same list annexed to the General Contract for Third Amendment Space Improvements. All demolition and/or construction hereafter performed will comply with all statutes, rules and/or regulations of any Governmental Authority or Local Authority having jurisdiction over the same. The Third Amendment Space Improvements will be constructed and/or renovated wholly within the perimeter of the Premises in accordance with the Plans for Improvements approved by the Architect.

         4. LITIGATION. Except as disclosed in writing to Lender, there are no actions, suits or proceedings pending with respect to Borrower, affecting the Premises or involving the validity or enforceability of the Mortgage or the priority of the lien thereof, at law or in equity, or before or by any Governmental Authority. Borrower is not in default with respect to any order, writ, judgment, decree or demand of any court or any Governmental Authority.

         5. BINDING EFFECT. This Agreement and the other Loan Documents constitute legal, valid and binding obligations of Borrower, enforceable against it in accordance with their respective terms except in each case as enforceability may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally.

         6. NO OFFSETS. The Borrower has no offsets or defenses with respect to the First Loan, the Second Loan, the Third Loan, the Notes or any other Loan Documents.

         7. COMPLIANCE WITH AGREEMENT. The consummation of the transactions hereby contemplated and performance of this Agreement and the other Loan Documents will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, loan or credit agreement, corporate charter, by-laws or other instrument or document to which Borrower is a party or by which it may be bound or affected.

         8. REQUEST FOR ADVANCE. Each Request for Advance, or the receipt of the funds requested thereby, shall have the effect stated in the definition of the term Request for Advance.

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         9. ABSENCE OF LIENS. (a) Except for the Lease and Permitted
Encumbrances, Borrower has made no contract or arrangement of any kind, the performance of which by the other party thereto would give rise to a lien on the Premises or the Improvements, except for its arrangements with the Architect, the General Contractor and the Environmental Contractor.

                  (b) All materials and labor, if any, heretofore supplied or performed in connection with the Premises and/or the respective Improvements have been paid for in full or will be paid for out of the applicable first advance.

         10. ABSENCE OF DEFAULTS. There is no Event of Default under this Agreement, and no event has occurred and is continuing which with notice or the passage of time or either would constitute an Event of Default hereunder.

         11. PERMITS. All authorizations, certificates and permits necessary for the construction of Improvements in accordance with applicable building codes and environmental protection laws have been or will be obtained and maintained in full force and effect, and all construction work done to date has been done in accordance with said authorizations, certificates, permits, codes and laws.

         12. BUDGETS. The Budget for Third Amendment Space Improvements does include Borrower's best estimate of the present cost of the Third Amendment Space Improvements, and Lender is justified in relying thereon. There have been no material variations or deviations from the Budget for the Third Amendment Space Improvements, and Borrower knows of no circumstances presently existing or reasonably likely to occur which would or could have a materially adverse effect on the construction of the Third Amendment Space Improvements including, but not limited to, a material variation or deviation from the Budget for the Third Amendment Space Improvements.

         13. USE OF PROCEEDS. Borrower will employ all of the proceeds of the Third Loan solely to pay for the costs of the construction of the Third Amendment Space Improvements.


                                    ARTICLE 4
                              COVENANTS OF BORROWER

         Borrower covenants with Lender as follows:

         1. DISPOSITION OF MORTGAGED PROPERTY. Except for Borrower's right to share the Premises with an Affiliate (as defined in the Lease) pursuant to
Section 15.1C of the Lease, Borrower will not directly or indirectly, by transfer, mortgage, conveyance or sale, or sale of any interest in Borrower permit, do or suffer the assignment, subletting, transfer, sale, conveyance or encumbrance of the Mortgaged Property or any part thereof or any interest therein or interest in Borrower, nor assign this Agreement or the proceeds of the Loan without the prior written consent of Lender, which consent shall not be unreasonably withheld.

         2. COMPLIANCE WITH LAWS. Borrower will comply promptly with any Requirement or Local Requirement (including without limitation any relating to the obtaining of all certificates of occupancy or certificates of like nature upon completion of the Improvements) and furnish Lender, on demand, copies of official inspections to the extent in its possession made by any Local Authority.

         3. ACCESS TO PREMISES. Upon reasonable prior notice, Borrower will permit Lender and the Architect to enter upon the Premises, inspect the Improvements and all materials to be used in the construction thereof and to examine all detailed plans and shop drawings which are or may be kept at the construction site and will cooperate, and cause the General Contractor or Subcontractors to cooperate with the Architect to enable it to perform its functions hereunder.

         4. FEES. Borrower will pay Lender's Counsel Fees promptly upon receipt of bills therefor submitted by Lender at the Closing, and will pay all costs and expenses required to satisfy the conditions of this Agreement including, without limitation, all taxes and recording expenses. To the extent Lender, after the Closing, deems it necessary to employ counsel for whatever purpose relative to the First Loan, the Second Loan or the Third Loan, the reasonable fees and expenses of such counsel shall be borne by Borrower, and Borrower hereby agrees to indemnify and hold Lender harmless with respect to all such fees and expenses incurred by Lender in connection with the enforcement of this Agreement and the other Loan Documents.

         5. CONSTRUCTION OF THIRD AMENDMENT SPACE IMPROVEMENTS. Borrower will undertake the construction of the Third Amendment Space Improvements with reasonable diligence, and will obtain any necessary certificate of completion or such other permits or approvals as will permit the operation of the Improvements, all on or before the Completion Date. Borrower shall not commence construction until Borrower has obtained all permits, licenses and approvals required under any Requirement or Local Requirement for construction of the Third Amendment Space Improvements.

         6. EVIDENCE OF TITLE. Borrower will deliver to Lender or Architect, upon request, certified copies of any contracts, bills of sale, statements, receipted vouchers or agreements, under which Borrower claims title to any materials, fixtures or articles incorporated in the Improvements or subject to the lien of the Mortgage.

         7. CORRECTIVE ACTION. Borrower will, upon request by the Architect, correct any material departure from the Plans not approved by the Architect in writing. The advance of any Loan proceeds shall not constitute a waiver of Lender's right to require compliance with this covenant with respect to any such defects or departures from the Plans not theretofore discovered by, or called to the attention of the Architect.


         8. COMPLIANCE WITH LEASE. With respect to the Lease:

                  (a) Borrower will not execute, modify, or amend the Lease or enter into any sublease or any lease for additional space (including without limitation the "ROFR" space, as that term is defined and referred to in the Lease) without the prior written consent of Lender;

                  (b) The lease of any additional space, if approved by Lender, shall be added to the Mortgaged Property and made subject to the lien of the Mortgage. In connection with the lease of any additional space, Borrower shall execute and deliver to Lender such amendments to the Mortgage or such additional mortgages, endorsements to title insurance policies, subordination and nondisturbance agreements as Lender may reasonably request;

                  (c) Borrower will, promptly following Lender's written request, use its best efforts to obtain and deliver to Lender, in form and substance satisfactory to Lender such other or further documents, data or information as Lender may reasonably request.

                  (d) Borrower shall give Lender a copy of any notice required to be given to Landlord of Borrower's election to exercise Borrower's option to extend the term of the Lease simultaneously with the giving of the notice to Landlord.

                  (e) Borrower will timely and fully comply with the "Tenant's" obligations under the Lease.

         9. MANDATORY PREPAYMENTS. Borrower shall prepay the unpaid principal balance of the Third Loan, together with any and all unpaid interest upon the expiration or earlier termination of the Lease.

         10. CHANGE ORDERS. Borrower will not permit the performance of any work pursuant to any Change Order in excess of the Change Order Amount nor pursuant to any Change Order which, together with the aggregate amount of all prior Change Orders, will result in an increase in the Guaranteed Maximum Price under the General Contract for Improvements in excess of the Aggregate Change Order Amount unless Borrower shall have received the specific written approval of Lender and Architect to such Change Order.

         11. CONTRACTOR TERMS. Borrower will require covenants from the General Contractor and Major Subcontractors to the same effect as the covenant made by Borrower in the preceding paragraph; Borrower will, upon request, deliver to the Architect and Lender the names and addresses of all persons with whom it has contracted or intends to contract for the construction of the Third Amendment Space Improvements or for the furnishing of labor or materials.

         12. COMPLIANCE WITH PERMITS. Borrower will comply with all covenants and agreements affecting the Premises and the Third Amendment Space Improvements, and will keep all permits, licenses and authorizations pertaining to the Third Amendment Space Improvements that it is obligated to maintain in full force and effect.

         13. PAYMENTS BY LENDER. Lender may apply amounts due under this Agreement to the satisfaction of the conditions hereof, and amounts so applied shall be part of the Loan and shall be secured by the Mortgage and shall have the same lien priority as had the Mortgage at its inception.

         14. AMENDMENT OF GENERAL CONTRACTS AND MAJOR SUBCONTRACT. Borrower will not, without the prior written consent of Lender in each instance, amend or terminate or permit to be amended or terminated any Major Subcontract or the General Contracts.

         15. OCCUPANCY. Borrower will not permit occupancy of any part of the Premises prior to completion of the Third Amendment Space Improvements without a written waiver of approval from the insurance company issuing a builder's risk insurance policy, a copy of which shall be delivered to Lender prior to any occupancy of the Premises.

         16. ZONING. Borrower will not, without Lender's prior written consent, initiate, approve, participate in any change in or modification to the zoning in effect for the Premises or any portion thereof. It will promptly notify Lender of an anticipated or proposed change in the zoning for the Premises or any portion thereof or any other property with respect to which a change in zoning would affect the zoning or Borrower's use and enjoyment of the Premises, or any part thereof, promptly upon its learning of any such anticipated or proposed change. Subject to Landlord's consent, Lender shall have the right to participate in any and all proceedings, judicial, administrative or otherwise, with respect to or in any way affecting the Premises, including, without limitation, zoning, environmental and other matters.

         17. COMPLIANCE WITH AGREEMENTS. Borrower will cause all conditions of the Lease, this Agreement, the Notes, the Mortgage, all other Loan Documents, the General Contracts and the agreements with the Architect on Borrower's part to be observed or performed to be satisfied. Borrower will immediately (upon transmission or receipt) deliver to Lender copies of all notices with respect to such documents from parties other than Lender.

         18. CONNECTICUT PRESENCE. Borrower shall not relocate (as that term is defined in Section 32-5a of the Connecticut General Statutes) outside of the State of Connecticut and shall maintain a "Connecticut Presence". A Connecticut Presence shall mean (a) maintaining Borrower's principal place of business (including its executive offices and officers) in the State of Connecticut; (b) basing a majority of its employees and those of its subsidiaries in the State of Connecticut; (c) conducting a majority of its operations and those of its subsidiaries, including manufacturing activities conducted directly or through subcontactors and vendors, in the State of Connecticut; and (d) maintaining Borrower's and each subsidiary's principal bank accounts in the State of Connecticut.

         19. EMPLOYMENT PRACTICES. With respect to employment practices:

                  (a) Borrower shall create jobs in the State of Connecticut and shall use its best efforts to employ residents of Connecticut in these jobs.

                  (b) If Borrower is located in an enterprise zone designated pursuant to Section 32-70 of the Connecticut General Statutes, Borrower shall not relocate (as that term is defined in Section 32-5a of the Connecticut General Statutes) within the State of Connecticut without first obtaining the express written consent of Lender, which consent the Lender may withhold in its discretion. If Borrower relocates within the State of Connecticut, it will offer employment at its new location to its employees from the original location if such employment is available.

                  (c) Borrower shall furnish to Lender copies of the quarterly reports filed by Borrower and any of its subsidiaries with the Connecticut Department of Labor and upon request, employment records and such other personnel records to the extent permitted by law as Lender may reasonably request to verify the creation or retention of Connecticut employment.

                  (d) Borrower hereby authorizes Lender to examine, and will at any time at the request of the Lender provide Lender with such additional authorization satisfactory to the Connecticut Department of Labor as may be necessary to enable Lender to examine all records of said Department relating to Borrower and/or any of its subsidiaries.

         20. EQUAL OPPORTUNITY. Borrower is an equal opportunity employer and it does not discriminate. Borrower further agrees and warrants that:

                  (a) Borrower will not discriminate or permit discrimination against any employee or applicant for employment because of sex, sexual orientation, race, color, religious creed, age, marital status, mental retardation, physical disability, national origin, or ancestry. Such action shall include, but not be limited to, the following: Employment upgrading, demotion or transfer; recruitment advertising; lay-off or termination; rates of pay or other forms of compensation; and selection for training, including apprenticeship.

                  (b) Borrower agrees to take affirmative action to insure that applicants with job-related qualifications are employed.

                  (c) Borrower will, in its solicitation for employees, state that it is an "affirmative action-equal opportunity employer".

                  (d) Borrower agrees to provide each labor union or representative of workers with which Borrower has a collective bargaining agreement or other contract or understanding and each vendor with which Borrower has a contract or understanding, a notice to be provided by the Commission of Human Rights and Opportunities (the "CHRO") and to post copies of the notice in conspicuous places available to employees and applicants for employment.

                  (e) Borrower agrees to cooperate with Lender, the State of Connecticut and/or or any of its agencies and the CHRO to insure that the purpose of this equal opportunity clause is being carried out.

                  (f) Borrower agrees to comply with all relevant regulations and orders issued by the CHRO to provide the CHRO with such information as it may request, and to permit the CHRO access to pertinent books, records, and accounts concerning the contractor's employment practices and procedures.

                  (g) Borrower agrees to comply with all of the requirements set out by Section 4a-60 of the Connecticut General Statutes, as it may be amended.

                  (h) Borrower agrees to post a notice of this acceptance of the foregoing equal employment opportunity provisions at its place of business, clearly visible, in such form as is satisfactory to Lender.


                                    ARTICLE 5
                   CONDITIONS PRECEDENT TO LENDER'S OBLIGATION
                              TO MAKE FIRST ADVANCE

         Lender shall not be obligated to make an advance of Loan proceeds with respect to the Third Amendment Space Improvements until each of the following conditions shall have been satisfied:

         1. NO EVENT OF DEFAULT. As of the date of the advance, the representations and warranties made in Article 2 hereof shall be true and correct, there shall be no Event of Default under this Agreement, no state of facts shall exist which, with or without notice and/or lapse of time, would constitute an Event of Default hereunder;

         2. NO CASUALTY. The respective Third Amendment Space Improvements shall not have been injured or damaged by fire or other casualty, unless the proceeds of any insurance maintained by Borrower have been received by Lender and the amount of such proceeds, PLUS (a) the balance, if any, of the Third Loan remaining to be advanced and (b) Additional Available Funds are sufficient to restore and complete the Third Amendment Space Improvements.

         3. BORROWER'S SUBMISSIONS. Lender shall have received:

                  (a) Executed counterparts of each of the Loan Documents;

                  (b) A certificate from the Architect upon which Lender may reply, that the Plans for the Third Amendment Space Improvements have been approved by the Architect and by each necessary Local Authority, that the Third Amendment Space Improvements comply with applicable zoning ordinances, and other regulations of Governmental Authorities, that the applicable Budget has been approved, and that the Improvements can be completed by the Completion Date;

                  (c) A true copy of the Plans;

                  (d) An executed copy of the contract between Borrower and Architect certified by Borrower to be true and complete, valid and binding;

                  (e) An executed copy of the applicable General Contract certified by Borrower to be true and complete, valid and binding.

                  (f) Evidence that all authorizations, certificates and permits, if any, required by any Governmental Authority for the operation of the Premises and Improvements for the purposes contemplated by the applicable Plans (including any authorizations required with respect to applicable environmental protection regulations and/or laws) which are presently procurable have been obtained and are in full force and effect;

                  (g) The authorization or permit from Local Authorities to construct the Improvements, and a list and description of any bonds or other deposits required to be made in connection with the construction of the Third Amendment Space Improvements;

                  (h) Letters from the Architect and the General Contractor consenting to the collateral assignment of such contracts to Lender, in form and substance and satisfactory to Lender;

                  (i) A current title report from the Title Insurer, which shall set forth a description of the Premises and shall have attached thereto copies of all instruments which appear as exceptions in the report;

                  (j) An executed counterpart of the Lease;

                  (k) Executed counterparts of a Third Amended and Restated Consent and Intercreditor Agreement with Science Park Development Corporation, The Connecticut Development Authority and the Connecticut Housing Finance Authority and subordination, nondisturbance and attornment agreements from each mortgagee of the Premises in form and substance satisfactory to Lender, except that no non-disturbance agreement shall be required from the United States Department of Commerce, Economic Development Administration, with regard to the mortgage from Science Park Development Corporation recorded in Volume 3755 at Page 206 of the New Haven Land records;

                  (l) An opinion of Borrower's counsel, in the form and satisfactory to Lender;

                  (m) Request for Advance;

                  (n) The certificates of insurance, including builder's risk coverage (non-reporting form) and flood insurance, if required, evidencing the coverage required by the Mortgage, accompanied by evidence of the payment of the premiums;

                  (o) A paid title insurance policy in the amount of the Note, insuring the Mortgage to be a valid first lien on the Borrower's Interest in the Premises, free and clear of all defects and encumbrances except the Permitted Encumbrances and except such as Lender and its counsel shall approve, and which shall contain:

                      (i)   full coverage against mechanics' liens;

                      (ii)  a "pending disbursement" endorsement; and

                      (iii) endorsements providing affirmative insurance coverage regarding access and such other endorsements as Lender may require;

                  (p) A Certificate from the Architect on which Lender is entitled to rely to the effect that the construction of the Third Amendment Space Improvements performed to the date of such advance, was performed in accordance with the Plans.

                  (q) Lender's Counsel Fees.

         4. APPROVAL OF PLANS. Lender, Architect and Borrower (a) shall have approved the Plans for the Third Amendment Space Improvements, the state of the title to the Premises reflected in the title insurance policy, and such other documents and matters as Lender may specify, and (b) shall have agreed to accept the certification of the Architect in satisfaction of any condition requiring certification as to conformance of the construction and completion of the Third Amendment Space Improvements in accordance with the applicable Plans.

         5. ADDITIONAL MATERIALS. Lender shall have received such other documents as it may deem appropriate to effect the intent of this Agreement.

         6. TERMINATION OF OBLIGATIONS. This Agreement and the obligations of Lender shall terminate, without liability to Borrower, if the first advance for work completed under the General Contract for Third Amendment Space Improvements has not occurred prior to November 1, 2000.

                                    ARTICLE 6
                        CONDITIONS OF LENDER'S OBLIGATION
                    TO MAKE ADVANCES AFTER THE FIRST ADVANCE

         Lender's obligation to make any advance after the first advance for either of the Improvements shall be subject to the satisfaction of the following conditions:

         1. FIRST ADVANCE CONDITIONS PRECEDENT. All conditions of the first advance shall have been satisfied, and those specified in paragraphs 1, 2 and 3(n) of Article 5 shall be satisfied as of the date of each advance after the first advance.

         2. REQUEST FOR ADVANCE. Lender shall have received a Request for
Advance;

         3. FINAL ADVANCE. In the case of the final advance, all of the above conditions shall have been satisfied and, in addition, Lender shall have received:

                  (a) Evidence of the approval by the Local Authority of the Third Amendment Space Improvements in their entirety for permanent occupancy to the extent any such approval is a condition of the lawful use and occupancy of the Improvements;

                  (b) Advice from the Architect to the effect that the Third Amendment Space Improvements have been completed in accordance with the applicable Plans and that all utilities serving the Improvements have been connected and are operating;

                  (c) Evidence that Borrower (beyond possibility of appeal) has acquired all permits, approvals and/or certificates required by all Requirements or Local Requirements (including all applicable environmental protection laws) for the operation of the Third Amendment Space Improvements for their intended purposes;

         5. ADDITIONAL CONDITIONS. Lender may insist on the performance of any requirements set forth herein in Articles 4 and 5 which have not been performed by the first advance or any subsequent advance, and Lender shall not be deemed to have waived any requirement unless such waiver is expressly made in writing.


                                    ARTICLE 7
                                EVENTS OF DEFAULT

         1. EVENT OF DEFAULT. The following shall constitute Events of Default hereunder:

                  (a) If Borrower fails to comply with any of the covenants made by it in this Agreement and Borrower fails to cure the same within fifteen (15) days following notice; except that a violation of paragraph 1 of Article 3 shall be an immediate Event of Default hereunder, no notice being required;

                  (b) If any default or event of default shall occur under the Lease, the General Contract for the Third Amendment Space Improvements, the First Note, the Second Note, the Third Note, the Mortgage or any other of the Loan Documents in each instance, beyond any applicable notice and cure period;

                  (c) If at any time any representation or warranty, as updated subsequently to its initially being made, made by Borrower in this Agreement or in any other instrument or document delivered to Lender in connection with the First Loan, the Second Loan or the Third Loan shall be incorrect, in a material respect, whether or not such representation or warranty was originally or previously incorrect and Borrower fails to cure the same within fifteen (15) days following notice; PROVIDED, HOWEVER, the same are capable of being be cured within such fifteen (15) day period;

                  (d) If after the date of the first advance, the construction of the Third Amendment Space Improvements be not carried on with reasonable dispatch or at any time be discontinued for twenty (20) consecutive days, other than as may be specifically provided for in this Agreement or either of the General Contracts.

                  (e) If, after prior notice, Lender or the Architect shall not be permitted, at all reasonable times, to enter upon the Premises, inspect the Third Amendment Space Improvements and the construction thereof and all materials, fixtures and articles used or to be used in the construction and to examine all detailed plans, shop drawings and specifications which relate to the Third Amendment Space Improvements, or if Borrower shall fail to furnish to Architect, Lender or its authorized representative, copies of such plans, drawings and specifications upon request by Lender;

                  (f) If any of the materials, fixtures or articles used in the construction of the Third Amendment Space Improvements or the appurtenances thereto, or to be used in the operation thereof, be not in accordance with the Plans for Third Amendment Space Improvements, as approved by the Architect and the condition be not corrected to the satisfaction of Lender within thirty (30) days from its receipt of notice thereof;

                  (g) Other than contemplated by the Permitted Encumbrances, if Borrower executes any conditional bill of sale, chattel mortgage or other security instrument covering any materials, fixtures or articles intended to be incorporated in the Improvements, or files a financing statement publishing notice of such security instrument, or if any of such materials, fixtures or articles are not purchased so that the ownership thereof will vest unconditionally in Borrower (subject, however, to Landlord's rights pursuant to the Lease), free from encumbrances, on incorporation into the Third Amendment Space Improvements or if Borrower does not produce to Lender upon demand the contracts, bills of sale, statements, receipted vouchers or agreements, or any of them under which Borrower claims title to such materials, fixtures and articles;

                  (h) If the Third Amendment Space Improvements in the judgment of Architect are not substantially completed on the Completion Date;

                  (i) If the Third Amendment Space Improvements in the judgment of Architect cannot with reasonable diligence be completed on or before the Completion Date;

                  (j) If a lien for the performance of work or the supply of materials is filed against the Premises and remains unsatisfied or unbonded at the time of any Request for Advance or for a period of thirty (30) days after the filing thereof or if the Premises or Third Amendment Space Improvements are encumbered by any other lien or encumbrance as a result of any act or omission of Borrower not approved by Lender; and

                  (k) If Borrower assigns, surrenders, terminates or sublets all or any part of the Premises in violation of this Agreement or ceases to use and occupy the Premises or the Lease expires or terminates; PROVIDED, HOWEVER, that a termination of the Third Lease Amendment under Section 5 thereof shall not be a default hereunder.

         2. REMEDIES. Lender shall have the right, upon the happening of any such Event of Default, in addition to any rights or remedies available to it under the Mortgage or other Loan Documents, to enter into possession of the Premises and perform any and all work and labor necessary to complete or to attempt to complete the Third Amendment Space Improvements substantially in accordance with the Plans; all sums expended by Lender for such purposes shall be deemed to have been paid to Borrower and secured by the Mortgage. Lender may use any funds of Borrower including any balance which may be held in escrow and any funds which may remain unadvanced hereunder for the purpose of completing or attempting to complete the Third Amendment Space Improvements in the manner called for in the Plans; to make such additions and changes and corrections in the Plans which shall be necessary or desirable to complete or to attempt to complete the Third Amendment Space Improvements in substantially the manner contemplated by the Plans; to employ such contractors, subcontractors, agents, architects and inspectors as shall be required for said purposes; to pay, settle or compromise all existing bills and claims which are or may be liens against the Premises, or may be necessary or desirable for the completion of the Improvements or the clearance of title; to execute all applications and certificates in the name of Borrower which may be required by any construction contract; and to do any and every act with respect to the construction of the Third Amendment Space Improvements which Borrower may do on its own behalf. Upon the happening of an Event of Default, Lender shall also have power to prosecute and defend all actions or proceedings in connection with the construction of the Third Amendment Space Improvements on the Premises and to take such action and require such Performance as is deemed necessary. If Lender exercises the remedies provided in this Section 7.2, then Borrower hereby assigns and quit-claims to Lender all sums advanced hereunder and all sums in escrow subject to the condition that said sums, if any, be used for the completion of the Improvements.


                                    ARTICLE 8
                               GENERAL CONDITIONS

         The following conditions shall be applicable throughout the term of this Agreement:

         1. NO WAIVER. No advance of Loan proceeds hereunder shall constitute a waiver of any of the conditions of Lender's obligation to make further advances nor, in the event Borrower is unable to satisfy any such condition, shall any such waiver have the effect of precluding Lender from thereafter declaring such inability to be an Event of Default as hereinabove provided, nor shall any waiver of any of the provisions or conditions of this Agreement or of any other Loan Document be construed as a waiver of any of the other provisions or conditions hereof or thereof.

         2. DOCUMENTS SATISFACTORY. All proceedings taken in connection with the transactions provided for herein, the status of title to the Premises, all agreements, certificates and other documents and instruments required or contemplated by this Agreement, the Mortgage or any Loan Document, all sureties, and insurers shall be satisfactory to Lender, and the Subcontracts, the Lease, bonds, guaranties, policies of insurance, agreements, certificates, and other documents and instruments shall be genuine, valid, subsisting, binding and enforceable in all respects upon the parties thereto, and Lender's counsel shall have received copies (or certified copies where appropriate in such counsel's judgment) of all agreements, certificates, documents and instruments which they may request in connection therewith.

         3. LENDER'S DISCRETION. Any condition of this Agreement which requires the submission of evidence of the existence or nonexistence of a specified fact or facts implies as a condition the existence or nonexistence, as the case may be, of such fact or facts and Lender shall, at all times, be free independently to establish to its satisfaction and in its discretion such existence or nonexistence.

         4. AVAILABLE FUNDS. Borrower, if required by Lender, shall at Borrower's option either (a) have Additional Available Funds in an amount equal to the difference between the estimated cost (including Soft Costs) to complete the construction of the Improvements as determined by Lender and the amount of the Loan which remains to be disbursed; or (b) have paid for development and construction costs (including Soft Costs) in an amount, so that the amount of the Loan which remains to be disbursed with respect to the Improvements, shall at all times be sufficient, in the sole judgment of Lender, to complete the Improvements.

         5. NO RELIANCE BY THIRD PARTIES. All conditions of the obligations of Lender to make advances hereunder are imposed solely and exclusively for the benefit of Lender and its assigns and no other person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make advances in the absence of strict compliance with any or all thereof and no other person shall, under any circumstances, be deemed to be beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender at any time if in its sole discretion it deems it advisable to do so.

         6. NOTICES. Any notice report, demand or other instrument authorized or required to be given or furnished under this Agreement to Lender or Borrower shall be deemed given or furnished (i) when addressed to the party, at the address of such party hereinbefore set forth, and delivered at such address, for which a written receipt is received, (ii) one (1) business day after being delivered to a reputable overnight mail service or (iii) one (1) business day after being transmitted by facsimile, with receipt confirmed, followed by delivery on the next business day of a copy by the method in clause (ii). Either party may change the address to which any such notice, report, demand or other instrument is to be delivered or mailed, by furnishing written notice of such change to the other party, but no such notice of change shall be effective unless and until received by such other party.

         7. PAROL EVIDENCE. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

         8. MERGER. This Agreement and the other Loan Documents set forth the entire agreement between the parties hereto, and all prior understandings or communications between the parties are merged in this Agreement and the other Loan Documents.

         9. COUNTERPARTS. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument, and any of the parties or signatories hereto may execute this Agreement by signing any such counterpart.

         10. WAIVER BY LENDER. The Lender shall at all times and at any time have the right, privilege and power to waive any of the obligations of Borrower hereunder, and such waiver shall not be deemed a modification of this Agreement.

         11. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Connecticut under the substantive laws of such State and shall be construed, interpreted, enforced and governed by and in accordance with the laws of such State applied to contracts entered into and to be wholly performed within such State.

         12. BINDING EFFECT. This Agreement shall be binding upon Borrower, its successors, assigns and legal representatives, and inure to the benefit of Lender, its successors, assigns and legal representatives.

         13. SEVERABILITY. Unenforceability for any reason of any provision of this Agreement shall not limit or impair the operation or validity of any other provision of this Agreement or any other of the Loan Documents, and this Agreement shall be construed as if such unenforceable provision had never been contained herein.


                                    ARTICLE 9
                              CONVERSION PRIVILEGE

         1. During the first twelve (12) months of the Loan, the aggregate unpaid principal amount of the Third Note, at the election of the Lender or any subsequent holder of the Third Note, may be converted to shares of voting Common Stock of the Borrower equal to 150% of the average closing price for the stock for the twenty (20) day trading period preceding the notice of conversion. After the first twelve (12) months of the Loan, the aggregate unpaid principal amount of the Third Note, at Lender's election, may be converted to shares of voting Common Stock of the Borrower at a price equal to the then outstanding unpaid principal balance of the Third Note divided by either (i) the average closing price per share of the stock for the twenty (20) trading days preceding the notice of conversion if the stock is registered and publicly traded or (ii) if the stock is not registered and publicly traded within twelve (12) months from the date of Closing, the lesser of $12.00 per share or the lowest price per share of (A) capital stock issued by the Borrower in the private offering of its capital stock occurring most recently prior to the notice of conversion, or (B) warrant for voting common stock issued by Borrower most recently prior to the notice of conversion.

         2. The aggregate unpaid principal amount of the Third Note may be converted in full by the surrender of the Third Note, with the notice of conversion affixed thereto duly executed by the Lender (or by such subsequent holder thereof), to the Borrower at its chief executive office at Five Science Park, New Haven, Connecticut. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the Third Note shall have been so surrendered to the Borrower; and at such time the rights of the Lender (or such subsequent holder of the Third Note) shall cease, and the Lender (or such other person or entity in whose name or names any certificate or certificates for shares of capital stock of the Borrower shall be issuable upon such conversion) shall be deemed to have become the holder or holders of record thereof.

         3. Within ten (10) business days after the conversion of the aggregate unpaid principal amount of the Third Note, the Borrower will pay to the Lender (or such subsequent holder of the Third Note) all interest accrued on such converted amount to and including the date of conversion, without any adjustment of such interest in respect of any dividend or other distribution payable on the voting Common Stock of the Borrower issued upon such conversion.

         4. As promptly as practicable after the conversion of the Third Note, and in any event within thirty (30) days thereafter, the Borrower at its expense (including the payment by the Borrower of any applicable issue taxes) will issue and deliver to the Lender (or such subsequent holder of the Third Note), a certificate or certificates for the number of shares of voting Common Stock of the Borrower issuable upon such conversion; provided that the certificate or certificates shall not be delivered until the Lender (or such subsequent holder of the Third Note) shall have delivered to the Borrower evidence of the cancellation of the Third Note, termination of all security interests and release of all mortgage filings in connection therewith.

         5. If there shall occur any capital reorganization or reclassification of the Borrower's capital stock, then, as part of any such reorganization or reclassification, as the case may be, lawful provision shall be made so that the Lender (or any subsequent holder of the Third Note) shall have the right thereafter to receive upon the conversion of the Third Note the kind and amount of shares of stock or other securities or property which the Lender (or any subsequent holder of the Third Note) would have been entitled to receive if, immediately prior to any such reorganization or reclassification, as the case may be, the Lender (or such subsequent holder of the Third Note) had held the number of shares of voting Common Stock of the Borrower which were then able to be purchased upon the conversion of the Third Note; PROVIDED, HOWEVER, the Lender (or any subsequent holder) shall not have the right described above if the event giving rise to the right shall have the same proportionate dilutive effect on all other holders of Common Stock of the Borrower. In any such case, appropriate adjustment (as reasonably determined in good faith by the Board of Directors of the Borrower) shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Lender (or such subsequent holder of the Third Note) such that the provisions set forth in this Section 9.6 shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the conversion of the Third Note.

         6. The Borrower will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance of any of the terms to be observed or performed hereunder by the Borrower.

         7. The Borrower shall not be required upon the conversion of the Third Note to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the fair market value per share of voting Common Stock of the Borrower, as determined in good faith by the Board of Directors of the Borrower.

         8. The shares of Common Stock of the Borrower issued upon the conversion of the Third Note shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the "Act"), or (ii) the Borrower first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Borrower, to the effect that such sale or transfer is exempt from the registration requirements of the Act.

         9. The Borrower covenants and agrees that all shares of voting Common Stock of the Borrower that may be issued upon the conversion of the Third Note will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Borrower further covenants and agrees that it will not amend its certificate of incorporation to eliminate as an authorized class of capital stock that class denominated as " voting Common Stock" on the date hereof. The Borrower further covenants and agrees that it will pay when due and payable any and all federal and state taxes which may be payable in respect of the issue of the Third Note or any voting Common Stock of the Borrower or certificates therefor issuable upon the conversion of the Third Note. The Borrower further covenants and agrees that the Borrower has and will at all times have authorized and reserved, free from preemptive rights which have not been waived, options, warrants or other contractual claims, rights or reservations, a sufficient number of shares of voting Common Stock of the Borrower to provide for the conversion of the Third Note.

         10. In case at any time:

                  (a) the Borrower shall declare upon the [Class A] Common Stock of the Borrower any dividend (other than in common stock) or other distribution to the holders of the voting Common Stock of the Borrower;

                  (b) the Board of Directors of the Borrower shall authorize any sale of all or substantially all of its assets to, another person or entity;

                  (c) the Board of Directors of the Borrower shall authorize a voluntary dissolution, liquidation or winding-up of the Borrower;

                  (d) the Borrower shall become subject to involuntary dissolution, liquidation or winding-up; or

                  (e) all or a substantial portion of the voting Common Stock of the Borrower is to be sold,

then, in any one of more of such cases, the Borrower shall give notice to the Lender (or any subsequent holder of the Third Note) of the date on which (a) the books of the Borrower shall close or a record shall be taken for such dividend or distribution, or (b) such sale, dissolution, liquidation or winding-up shall take place or be voted upon by stockholders of the Borrower, as the case may be. Such notice shall also specify the date as of which the holders of records of the stock shall participate in such dividend or


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


distribution, or shall be entitled to exchange their capital stock of the Borrower for securities or other property deliverable upon such sale, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given not less than five (5) and not more than ninety (90) days prior to the record date or the date on which the Borrower's transfer books are closed in respect thereto, and such notice shall state that the action in question or the record date is subject to the effectiveness of a registration statement or to a favorable vote of stockholders, if either is required.

         11. No provision hereof, in the absence of affirmative action by the Lender (or any subsequent holder of the Third Note) to convert the Third Note to shares of voting Common Stock of the Borrower, and no mere enumeration herein of the rights or privileges of the Lender (or any subsequent holder of the Third
Note), shall give rise to any liability of the Lender (or any subsequent holder of the Third Note) for the conversion price or as a stockholder of the Borrower, whether such liability is asserted by the Borrower or by creditors of the Borrower.

         12. In the event that the Borrower intends to prepay the principal balance of the Third Note at such time when the Lender (or such subsequent holder of the Notes) has the right to convert the Third Note to shares of voting Common Stock of the Borrower as provided in this Section 9, the Borrower shall give the Lender five (5) Business Days notice to allow the Lender to exercise its conversion privileges hereunder.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement the day and year first above written.

Witnesses:



                                        CONNECTICUT INNOVATIONS,
- -------------------------------         INCORPORATED



                                        By /s/ Victor Budnick
- -------------------------------            ------------------------------------
                                           Its President and Executive Director



/s/ Jean Bernardi                       GENAISSANCE PHARMACEUTICALS, INC.
- -------------------------------



/s/ Regina M. Sweeney                   By /s/ Gerald Vovis
- -------------------------------            -----------------------------------
                                           Its Senior Vice President, Genomics



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